Exhibit 99.2

 Financial ResultsFirst Quarter 2025April 24, 2025

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current global interest rate environment (including the potential for ongoing reductions in interest rates) and inflation levels on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss; adverse changes in general political and economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions, strategic partnerships, strategic operational investments including system conversions, and any anticipated efficiencies or other expected results related thereto; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on June 5, 2024 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal, monetary, and trade policies and regulations of the U.S. federal government, the Puerto Rico government and other governments. The Corporation does not undertake and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 16-18 for a reconciliation of GAAP to non-GAAP measures and calculations.

 Agenda  1  1Q 2025 – Quarter Highlights  Aurelio Alemán,   President and Chief Executive Officer  2  1Q 2025 – Results of Operations  Orlando Berges,   Executive Vice President and Chief Financial Officer  3  1Q 2025 – Questions and Answers

 First Quarter 2025  Financial Performance Highlights  Balance Sheet  Total loans decreased by $71.7 million to $12.7 billion (-0.5% vs. prior quarter) primarily reflecting decrease in commercial loan portfolio  Core deposits, other than brokered and fully collateralized government deposits, grew by $29.0 million reaching $12.9 billion  Fully collateralized government deposits decreased by $82.1 million to $3.4 billion  Non-performing assets ("NPA”) increased by $11.1 million to $129.4 million; NPAs represent 0.68% of total assets  Allowance for credit losses (“ACL”) coverage ratio on loans and leases increased by 4 basis points to 1.95%  Asset Quality  Total available liquidity sources of approximately $6.2 billion or 1.3x of uninsured deposits  Redeemed $50.6 million in junior subordinated debentures, repurchased $21.8 million in common stock, and declared $29.6 million in common stock dividends; CET1 remains strong and above well-capitalized levels at 16.6%  On a non-GAAP basis, tangible book value per share grew by 7.4% to $10.64 and tangible common equity ratio reached 9.1%  Liquidity and Capital  Profitability  Net income of $77.1 million ($0.47 per diluted share), compared to $75.7 million ($0.46 per diluted share) in 4Q 2024  Strong return on average assets (“ROAA”) of 1.64%, compared to 1.56% in 4Q 2024; margin up 19 bps to 4.52%  On a non-GAAP basis, adjusted pre-tax, pre-provision income grew by $8.2 million or 7.0% sequentially to $125.1 million  Sustained expense management discipline resulting in efficiency ratio of 49.6% compared to 51.6% in 4Q 2024

FRANCHISE HIGHLIGHTS AND OPERATING ENVIRONMENT

1Q 2025 FRANCHISE HIGHLIGHTS AND PRIORITIES

1. ROAA: 1.64%
   Adj. ROACE[1]: 13.8%
2. CET1 Ratio: 16.6%
   ACL Coverage: 2.0%
3. 7% Growth in Tangible Book Value

OPERATING ENVIRONMENT

- Despite US macro uncertainty, steady business activity and consumer spending in main market still evidenced by rise in tax collections and debit and credit card sales, among other metrics
- Resilient labor market with historical low unemployment rate of 5.4%
- Ongoing economic support from disaster relief funds; focus on development of affordable housing and utility infrastructure projects

DIGITAL PROGRESS

- Retail digital banking registered users up 2.6% linked quarter (10.7% vs. prior year)
- Over 60% of all customers enrolled in digital platforms
- Over 42% of commercial and retail deposits captured through self-service and digital functionalities

STRATEGIC PRIORITIES

- Maintain strong balance sheet position focused on reasonable and thoughtful capital deployment
- Selectively grow market share in core business segments while sustaining operational leverage and safeguarding asset quality
- Proactively monitor US policy changes and their implications for businesses and consumers

OPERATING ENVIRONMENT

PR Economic Activity Index (EAI)[2]



YoY Change
119.8
111.2
121.1
123.3
127.5
125.7
125.4
126.9
-0.5%
-7.3%
+1.8%
+1.8%
+3.5%
+0.6%
-1.0%
-0.8%
1Q20
2Q20
4Q21
4Q22
4Q23
1Q24
2Q24
3Q24

PR Payroll Employment (Thousands)



Unemployment Rate (SA)
882.6
782.0
844.6
904.5
939.7
950.5
958.5
9.1%
8.6%
9.2%
7.1%
6.0%
5.6%
5.4%
1Q20
2Q20
4Q20
4Q21
4Q22
4Q23
4Q24

PR Disaster Relief Funds Disbursed Per Year[3]



FEMA
HUD (CDBG)
Other
($ millions)
$3,537
$4,778
$5,054
2022
2023
2024
$3,492 (69%)
$1,313 (26%)
$250 (5%)

[1] Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on slide 18 titled "First Quarter 2025 - Use of Non-GAAP Financial Measures."
[2] Puerto Rico Economic Development Bank (EDB). [3] www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data

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 Results of Operations

 First Quarter 2025  Discussion of Results  1Q25 Adjusted Tangible Common Equity Ratio  1Q25 Adjusted Tangible Book Value per Share  1Q25 Adjusted ROACE  1Q25 TCE Ratio  AOCL Impact  Adj. TCE Ratio  2.2%  1Q25 TBVPS  AOCL Impact  Adj. TBVPS  1Q25 ROACE  4.1%  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slides 16-18 titled “First Quarter 2025 - Use of Non-GAAP Financial Measures.”  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)

 First Quarter 2025  Profitability Dynamics  Net Interest Income ($MM)  4.16%  1Q24  4.22%  2Q24  4.25%  3Q24  4.33%  4Q24  4.52%  1Q25  Net Interest Income ($)  Net Interest Margin (GAAP %)  Net interest income amounted to $212.4 million, an increase of $3.1 million vs. the prior quarter, including a $1.2 million prepayment penalty collected on a commercial loan and a $2.7 million reduction from two less days in the quarter. The increase primarily reflects:  A $5.8 million decrease in interest expense mostly due to lower rates on interest-bearing deposits, a reduction in wholesale borrowing balances, and a $1.4 million effect of two less days in the quarter  Partially offset by a $2.7 million decrease in interest income primarily driven by a $4.1 million impact of two less days in the quarter and the effect of lower rates on the repricing of floating rate commercial loans, partially compensated by the deployment of investment portfolio cash flows   Net interest margin increased during the quarter by 19 bps to 4.52%, mostly reflecting a change in asset mix resulting from the deployment of cash flows from lower yielding securities to higher yielding interest-earning assets and a decrease in the cost of interest-bearing deposits, while simultaneously redeeming higher cost junior subordinated debentures  Key Highlights  Evolution of Loan Yields and Cost of Funds(1)  (1) Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding  1Q24  2Q24  3Q24  4Q24  1Q25  6.11%  6.15%  6.14%  6.10%  6.22%  Loan Yields  Cost of Funds

 First Quarter 2025  Profitability Dynamics  Non-Interest Expenses ($MM)  Non-interest expenses of $123.0 million, down $1.5 million vs. prior quarter mainly due to:  A $2.1 million decrease in seasonal business promotion expenses and a $2.0 million decrease in card processing expenses mainly due to $2.2 million in reimbursements received during the quarter  Partially offset by a $2.5 million increase in compensation expense driven by seasonal increase in payroll taxes and bonuses, which were partially offset by the effect of two less working days in the quarter  Efficiency ratio decreased from 51.6% to 49.6%, below the 52% operating target  Key Highlights  Non-Interest Income ($MM)  Key Highlights  Non-interest income of $35.7 million, compared to $32.2 million in prior quarter; the $3.5 million increase includes:  A $3.5 million increase in insurance income mostly driven by seasonal contingent commissions recorded in the first quarter  A $1.3 million increase in gains from purchased income tax credits, partially offset by $0.6 million in debit cards and merchant volume-based incentives recognized in 4Q24  -20  0  80  100  120  140  -$0.1  $61.5  1Q24  -$2.5  $63.7  2Q24  4Q24  $65.0  $61.4  -$0.1  -$0.5  $122.9  3Q24  $118.7  $124.5  $64.5  $120.9  1Q25  -$0.7  $123.0  Credit Related  Payroll Related  Other Operating Expenses  1Q24  2Q24  3Q24  4Q24  $34.0  $32.0  $32.5  $32.2  1Q25  $35.7  $2.9  $3.2  $3.2  $3.2  Other  Mortgage Banking  Service Charges on Deposits

 First Quarter 2025  Asset Quality  Non-Performing Assets ($MM)  Increase in NPAs was primarily driven by the inflow of a $12.6 million commercial mortgage loan in Florida, partially offset by lower OREO balances and non-accrual residential mortgage loans  Inflows to nonaccrual loans held for investment were $43.4 million, an increase of $6.3 million when compared to the prior quarter, related to the aforementioned inflow of the $12.6 million commercial mortgage Florida loan, partially offset by a decrease of $6.5 million in consumer loan inflows during the quarter  Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $131.2 million, a decrease of $21.8 million vs. 4Q 2024, mostly related to a $19.5 million decrease in consumer loans  Total non-performing assets increased by $11.1 million to $129.4 million or 0.68% of total assets  0.69%  1Q24  0.67%  2Q24  $89  0.63%  3Q24  $87  0.61%  4Q24  0.68%  1Q25  $130  $127  $119  $118  $129  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $1  1Q24  $5  2Q24  $4  3Q24  $1  4Q24  $1  1Q25  $130  $127  $119  $118  $129  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial

1 First BanCorp

FIRST QUARTER 2025

ACL and Capital

Evolution of ACL ($MM) and ACL on Loans to Total Loans (%)



$155.0
$0.0
$0.0
$155.0
1.72%
$248.0
$4.0
$8.0
$236.0
2.61%
$270.2
$4.9
$1.7
$263.6
2.14%
$260.9
$4.5
$1.8
$254.5
2.06%
$252.1
$3.5
$1.6
$247.0
1.98%
$248.4
$3.1
$1.3
$243.9
1.91%
$251.7
$3.1
$1.4
$247.3
1.95%
2019
Day-1 CECL
1Q24
2Q24
3Q24
4Q24
1Q25
Off-BS Credit Exposure
Debt Securities
Loans
ACL on Loans/Loans

Capital Ratios (%)



18.4
15.9
15.9
10.7
7.6
18.2
15.8
15.8
10.6
7.7
18.3
16.2
16.2
11.0
8.8
18.0
16.3
16.3
11.1
8.4
18.0
16.6
16.6
11.2
9.1
1Q24
2Q24
3Q24
4Q24
1Q25
Total Risk-Based Capital
Tier-1 Capital
Tier-1 Common
Leverage
Tangible Common

Key Highlights

- The allowance for credit losses (ACL) on loans and leases was $247.3 million, up $3.4 million vs. prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment increased to 1.95%
  - Increase driven by $4.7 million in the commercial ACL mainly due to a slight deterioration in the macro-outlook of CRE prices, partially offset by a $2.2 million decrease in the consumer ACL due to an improvement in the outlook for unemployment
- Net charge-offs of $21.4 million (0.68% of average loans), net of $2.4 million in recoveries from the sale of charged-off loans; adjusted net charge-offs ratio of 0.76%

Key Highlights

- Total stockholders' equity amounted to $1.8 billion, an increase of $110.1 million vs. the prior quarter, driven by an $84.1 million increase in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss and the earnings generated during the quarter
  - Partially offset by $29.6 million in common stock dividends declared during the quarter and $21.8 million in common stock repurchases
- All regulatory ratios remain significantly above "well-capitalized" levels

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 1Q 2025 Financial Results  Appendix and Non-GAAP Financial Measures

1 First BanCorp

First Quarter 2025

Appendix - Balance Sheet Highlights

Loan Portfolio - $MM



$12,324
$12,396
$12,459
$12,762
$12,690
Loans HFS
$12
$10
$13
$15
$15
Commercial
$5,593
$5,678
$5,677
$5,932
$5,862
Consumer
$3,680
$3,712
$3,742
$3,758
$3,741
Construction
$237
$186
$207
$228
$234
Residential
$2,802
$2,810
$2,820
$2,829
$2,838
1Q24
2Q24
3Q24
4Q24
1Q25

Commercial Loan Portfolio Distribution - $MM



$5,862
CRE
$2,502 (43%)
C&I
$3,360 (57%)
1Q25
$3,360 (57%)
$436 (8%)
$55 (1%)
$2,011 (34%)
C&I
Office CRE (PR)
Office CRE (US)
Other CRE

Total Deposits (excluding Brokered CDs) - $MM



$15,820
$15,904
$15,827
$16,393
$16,340
Public Funds
$3,245
$3,198
$3,157
$3,525
$3,443
CDs & IRAs
$2,638
$2,707
$2,743
$2,704
$2,779
Commercial
$4,868
$4,977
$5,043
$5,218
$5,120
Retail
$5,069
$5,022
$4,884
$4,946
$4,998
1Q24
2Q24
3Q24
4Q24
1Q25

Loan Originations - $MM(1)



$1,201
$1,260
$1,303
$1,654
$1,177
Consumer
$288
$299
$300
$284
$276
Credit Cards
$114
$118
$117
$116
$102
Residential
$88
$122
$117
$133
$114
Construction
$47
$48
$45
$60
$49
Commercial
$664
$673
$724
$1,060
$636
1Q24
2Q24
3Q24
4Q24
1Q25

CRE Maturities < 12 Months ($MM)



Weighted Avg. Rate
6.4%
$185
Retail
6.2%
$119
Office
5.4%
$44
Industrial
7.2%
$15
Multifamily
5.3%
$6
Other
7.0%
$6
Hotel

Composition of Deposit Portfolio vs. Available Liquidity - $MM(2)



$16,340
NIB
$5,629 (34%)
IB
$10,711 (66%)
1Q25
$8,250 (50%)
$4,647 (29%)
$3,443 (21%)
Insured
Uninsured
Public Funds
$4,647
Uninsured Deposits
$6,186
$1,321
$1,400
$862
$2,603
Available Liquidity
Cash & Equivalents
Free Liquid Securities
FHLB Availability
Fed Line

(1) *Loan Originations include refinancing and renewals, as well as credit card utilization activity*
(2) *Uninsured deposits exclude public funds which are fully collateralized*

-13-

First Quarter 2025  Appendix - Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 1Q 2025, the Corporation had $288.1 million of direct exposure and $62.6 million of indirect exposure to the Puerto Rico government, its municipalities and public corporations   86% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 1Q 2025, the Corporation had $2.9 billion of public sector deposits in Puerto Rico, compared to $3.1 billion in 4Q 2024  Approximately 19% were from municipalities and municipal agencies in Puerto Rico and 81% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 First Quarter 2025  Appendix - NPL Migration

 First Quarter 2025  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 First Quarter 2025  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.

 First Quarter 2025  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss.